EXHIBIT 99.4
                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                            TENDER OF ALL OUTSTANDING
                        11 1/8% SENIOR DISCOUNT NOTES
                               DUE 2008, SERIES A
                               IN EXCHANGE FOR NEW
              11 1/8% SENIOR DISCOUNT NOTES DUE 2008, SERIES B
                                       OF
                            WESCO INTERNATIONAL, INC.


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of WESCO, Inc. ("Holdings") to exchange its new 11 1/8%
Senior Discount Notes Due 2008, Series B for a like principal amount of its outstanding 11 1/8% Senior Discount Notes Due 2008, Series A of Holdings (collectively, the "Old Notes"), made pursuant to the Prospectus (as defined below), if certificates for the Old Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Bank One, N.A. (the "Exchange Agent"), as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Letter of Transmittal.




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                         Bank One, N.A., EXCHANGE AGENT



  By Overnight Courier:          By Hand:        By Registered or Certified
                                                                Mail:


 Bank One, N.A.                  Bank One, N.A.          Bank One, N.A.
    [ADDRESS]                      [ADDRESS]               [ADDRESS]



                             BY FACSIMILE TRANSMISSION
                            (FOR ELIGIBLE INSTITUTIONS ONLY):        CONFIRM BY TELEPHONE


                                  [PHONE NUMBER]                     [PHONE NUMBER]

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      DELIVERY  OF THIS  INSTRUMENT  TO AN  ADDRESS  OTHER  THAN AS SET  FORTH
ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


Ladies and Gentlemen:
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                                                                             2


     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to Holdings the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Senior Discount Exchange Offer of Holdings--Procedures for Tendering Senior Discount Old Notes" section of the


Prospectus dated __________, 1998 of WESCO Distribution, Inc. and WESCO International, Inc. (the "Prospectus"), receipt of which is hereby acknowledged.


Principal Amount of Old Notes Tendered.*
$_______________________________________

Certificate No(s). (if available):
________________________________________

Total Principal Amount Represented by Certificate(s):
_________________________________________

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.


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                                                                             3

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                PLEASE SIGN HERE
X_______________________________________________

X_______________________________________________
           Signature(s) of Owner(s)
           or Authorized Signatory
Area Code and Telephone Number:__________________________________

Must be signed by the holder(s) of Old Notes as their name(s) appear on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. if Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

Capacity:________________________________________________________________

_________________________________________________________________________

Address(es):_____________________________________________________________

_________________________________________________________________________

Account
Number:__________________________________________________________________

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                                                                              4

                                    GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust company, in proper form for transfer, together with any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm _______________________________________________

Address ____________________________________________________

Area Code & Telephone No. __________________________________

Authorized Signature _______________________________________

Name _______________________________________________________
      (PLEASE TYPE OR PRINT)

Title ______________________________________________________

Date _______________________________________________________

NOTE: DO NOT SEND CERTIFICATES REPRESENTING Old Notes WITH THIS FORM.
      CERTIFICATES REPRESENTING Old Notes SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.